                                POWER OF ATTORNEY

                  Edmund L. Benson, III, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert
M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Funds Trust (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a trustee of the Trust, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  November 30, 2001

                                                /s/ Edmund L. Benson, III
                                               -------------------------------
                                                   Edmund L. Benson, III

                                POWER OF ATTORNEY

                  William P. Carmichael, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert
M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Funds Trust (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a trustee of the Trust, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  November 30, 2001


                                                     /s/ William P. Carmichael
                                                      -------------------------
                                                         William P. Carmichael

                                POWER OF ATTORNEY

                  James Ermer, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Funds Trust (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a trustee of the Trust, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  November 30, 2001

                                                       /s/ James Ermer
                                                      ------------------------
                                                             James Ermer

                                POWER OF ATTORNEY

                  William H. Grigg, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Funds Trust (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a trustee of the Trust, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  November 30, 2001

                                            /s/  William H. Grigg
                                           -----------------------------
                                                   William H. Grigg

                                POWER OF ATTORNEY

                  Thomas F. Keller, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Funds Trust (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a trustee of the Trust, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  November 30, 2001


                                                     /s/ Thomas F. Keller
                                                     ___________________________
                                                         Thomas F. Keller

                                POWER OF ATTORNEY

                  A. Max Walker, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Funds Trust (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as an officer of the Trust, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  November 30, 2001
                                                   /s/  A. Max Walker
                                                  ------------------------------
                                                        A. Max Walker

                                POWER OF ATTORNEY

                  Charles B. Walker, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Funds Trust (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a trustee of the Trust, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  November 30, 2001


                                                  /s/    Charles B. Walker
                                                -------------------------------
                                                         Charles B. Walker

                                POWER OF ATTORNEY

                  Thomas S. Word, Jr., whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert
M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Funds Trust (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a trustee of the Trust, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  November 30, 2001

                                                  /s/ Thomas S. Word, Jr.
                                                 ------------------------------
                                                      Thomas S. Word, Jr.

                                POWER OF ATTORNEY

                  Cornelius J. Pings, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Funds Trust (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as an officer of the Trust, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  November 30, 2001


                                                  /s/  Cornelius J. Pings
                                                  ______________________________
                                                       Cornelius J. Pings

                                POWER OF ATTORNEY

                  Carl E. Mundy, Jr., whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Funds Trust (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as an officer of the Trust, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  November 30, 2001


                                                  /s/  Carl E. Mundy, Jr.
                                                  ______________________________
                                                       Carl E. Mundy, Jr.

                                POWER OF ATTORNEY

                  James B. Sommers, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Funds Trust (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as an officer of the Trust, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  November 30, 2001


                                                     /s/  James B. Sommers
                                                     ___________________________
                                                          James B. Sommers